Income Taxes	9 Months Ended
Sep. 30, 2020
Disclosure Text Block [Abstract]
Income Taxes
10. Income Taxes
The Group has incurred net accumulated operating losses for income tax purposes since its inception. The Group believes that it is more likely than not that these net accumulated operating losses will not be utilized in the future. Therefore, the Group has provided full valuation allowances for the deferred tax assets as of December 31, 2019 and September 30, 2020.